UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2004

GenCorp Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-01520	34-0244000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Highway 50 and Aerojet Road, Rancho Cordova, California	95670

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
916-355-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
UNDERWRITING AGREEMENT
OPINION OF SHAW PITTMAN LLP
OPINION OF SHAW PITTMAN LLP

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-90850) of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit No.	Description
1.1	Underwriting Agreement dated as of November 17, 2004, between GenCorp Inc. and J.P. Morgan Securities Inc., as representative of the several underwriters listed on Schedule I thereto (filed herewith)
5.1	Opinion of Shaw Pittman LLP as to the legality of the securities being registered by the registrant (filed herewith)
8.1	Opinion of Shaw Pittman LLP regarding certain material tax issues relating to the registrant (filed herewith)
23.1	Consent of Shaw Pittman LLP to the filing of Exhibit 5.1 and Exhibit 8.1 herewith (included in its opinions filed herewith as Exhibit 5.1 and Exhibit 8.1)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCORP INC.
By:	/s/ Mark A. Whitney
	Name:	Mark A. Whitney
	Title:	Vice President, Law, Deputy General Counsel and Assistant Secretary

Dated: November 19, 2004

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated as of November 17, 2004, between GenCorp Inc. and J.P. Morgan Securities Inc., as representative of the several underwriters listed on Schedule I thereto (filed herewith)
5.1	Opinion of Shaw Pittman LLP as to the legality of the securities being registered by the registrant (filed herewith)
8.1	Opinion of Shaw Pittman LLP regarding certain material tax issues relating to the registrant (filed herewith)
23.1	Consent of Shaw Pittman LLP to the filing of Exhibit 5.1 and Exhibit 8.1 herewith (included in its opinions filed herewith as Exhibit 5.1 and Exhibit 8.1)